Citi Global Property CEO Conference March 2018

Forward-Looking Statements and Risk Factors This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, Spirit’s continued ability to source new investments, risks associated with using debt and equity financing to fund Spirit’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common stock, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, risks and uncertainties related to the completion and timing of Spirit's proposed Spin-Off of properties leased to Shopko, assets that collateralize Master Trust 2014 and certain other assets and the impact of the Spin-Off on Spirit's business, and other additional risks discussed in Spirit’s most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Spirit expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of any securities in any state in which such solicitation or sale would be unlawful prior to registration or qualification of these securities under the laws of any such state. The information contained herein is preliminary and subject to change and may be superseded in its entirety by further updated materials. The future performance of Spirit and its subsidiaries and their respective assets may differ significantly from the past performance of Spirit and its subsidiaries and their prior securitizations. Neither Spirit nor any of its subsidiaries make any representation as to the accuracy or completeness of the information contained herein. The information provided may not reflect all information known to professionals in every business area of Spirit or its subsidiaries. Certain data set forth herein has been obtained from third parties. Neither Spirit and its subsidiaries, nor any of their respective affiliates have independently verified the accuracy of such data. This information is not intended to provide and should not be relied upon for accounting, legal or tax advice or investment recommendations. You should consult your own counsel, tax, accountant, regulatory and other advisors as to such matters.

Pg. 3 Executive Summary Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations. All data as 12/31/17. Diversified portfolio, improved operations and capital to grow  Spirit portfolio and evolution  Financial profile and comparison  Benefits to SRC and SMTA  Strategy and investments  Operational enhancements  Post Spin-Off SRC  What are we solving for  Portfolio and the fortress REIT  Strategy and rankings  SMTA  Mission statement  Portfolio and overview of Master Trust A  Rankings

Spirit Portfolio and Evolution

Pg. 5 Moving Forward Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations. All data as 12/31/17. 2018 Focus on Growth In 2018, SRC will prudently acquire utilizing the systems put in place in 2017  Heat Map and Property Ranking System  Enhanced research department analyzing long term industry trends and geographies  Asset management and credit/ underwriting utilizing vast SRC data on existing tenants and properties to evaluate new deals  Sale-leaseback effort with a focus on partnering with customers for growth Spirit is on track with spin-off and is geared to grow

Transformation of Spirit

SRC: Balance sheet positioned for growth, liquidity to execute plan forward, optimize industry / portfolio mix

- Post Spin-Off Spirit will have: Over $1bn in liquidity, approximately 4.5x Adj. Debt / Ann. Adj. EBITDA and secured debt reduced by 77%

	IPO Sep-12	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	Illustrative Post Spin-Off Spirit[1]
Portfolio							
Number of Properties	1,190	2,186	2,509	2,629	2,615	2,392	1,474
W.A.L.T.	11.2yrs	10.1yrs	10.8yrs	10.7yrs	10.7yrs	10.0yrs	9.7yrs
Occupied SQF (mm)	32.2	54.3	55.0	52.4	50.9	46.5	26.4
Contractual Rent / Occupied SF	$ 8.66	$ 9.70	$ 10.89	$ 12.22	$ 12.70	$ 12.95	$ 13.84
Top 10 Concentration	51.7%	36.0 %	32.7 %	26.5 %	25.8 %	24.9 %	24.9 %
Top 5 Concentration	43.8 %	27.6 %	25.1 %	19.4 %	17.5 %	16.7 %	15.7 %
Top Tenant Concentration	29.9 %	14.8 %	14.0 %	9.1 %	8.2 %	7.7 %	3.6 %
Balance Sheet							
Secured Debt / Gross Assets	51.8 %	48.0 %	41.6 %	35.2 %	25.1 %	30.1 %	10.9 %
Adj. Debt / Annualized Adj. EBITDA	7.3 x	7.3 x	7.6 x	6.9 x	6.2 x	6.3 x	4.5 x
Unencumbered Assets / Gross Assets	0.2 %	8.0 %	23.1 %	36.1 %	56.3 %	55.8 %	71.7 %
Rating (Moody's/S&P/Fitch)[2]	Caa1/B/NA	NA/BB-/NA	NA/BB-/NA	NA/BB+/NA	Baa3 / BBB-	Baa3/BBB-/BBB-	

1: As of December 31, 2017. Please note that figures are preliminary and are subject to change. Top tenant is Shopko for Spirit and Walgreens for Post Spin-Off Spirit.
2: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time, For SMTA the ratings represent the secured debt rating for MTA.

Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors.

Pg. 6

Pg. 7 Pg. 7 Pg. 7 Spirit Peer Comparison Balance sheet capacity for growth Source: Company filings for SRC. For other companies, most recent company filings, unless otherwise noted as SNL. Financial data is as of 12/31/2017 . Note: Other companies may calculate Unit Coverage, W.A.L.T., Occupied SQF, Base Rental Revenue / SQF, Adjusted EBITDA, Unencumbered Assets / Gross Assets, AFFO as well as the components of such figures, differently. Such figures may not therefore be comparable. 1: NNN Peers reflect average of EPR, GPT, GTY, LXP, NNN, O, SIR, STOR, VER and WPC. 2: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. 3: Dividend Payout represents the annualized last quarter dividend divided by SNL consensus 2018 AFFO as of 3/1/2018. 4: Dividend Yield is calculated by annualizing the last dividend paid, divided by the stock price as of 3/1/2018. 5: Calculated by taking price as of 3/1/2018 divided by the SNL consensus estimate for 2018 AFFO per share as of the same date. SMTA payout is based on FAD. • Over the last year, Spirit raised over $900 million of incremental capital through MTA, CMBS and preferred equity with a weighted average cost of capital below 5%

Pg. 8 Pg. 8 Pg. 8 0 10 20 30 40 50 60 1 0 3 1 5 2 7 3 9 4 1 1 5 1 3 6 1 5 7 1 7 8 1 9 9 2 2 0 2 4 1 2 6 2 2 8 3 3 0 4 3 2 5 3 4 6 3 6 7 3 8 8 4 0 9 4 3 0 4 5 1 4 7 2 4 9 3 5 1 4 5 3 5 5 5 6 5 7 7 5 9 8 6 1 9 6 4 0 6 6 1 6 8 2 7 0 3 7 2 4 7 4 5 7 6 6 7 8 7 8 0 8 8 2 9 8 5 0 8 7 1 Spirit utilizes proprietary rankings across twelve characteristics Steady Eddie 1,811 Properties Bottom 10% 241 Properties Top 15% 362 Properties Current Spirit Property Ranking Score N u m b e r o f P r o p e r t i e s Spirit Criteria Pre-OH Unit FCC Pre-OH Master Lease FCC Corporate FCC Lease Term Lease Type Demographic Income Demographic Population Dark Rent Rent Bumps Real Estate Geography Size Industry Note: 1: Property Rankings are for single tenant occupied properties. 2: Includes 2,414 single tenant occupied properties ranked as of December 31, 2017. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations. All data as 12/31/17. Spirit Portfolio Ranking1,2

Spirit Heat Map

Focus on industries that are less vulnerable to competitive forces and technological disruption



Technological Disruption
Worse
100
50
Better
0
Porter's Five Forces
(50% Competition, 20% Barriers to Entry, 10% Suppliers, Buyers and Substitutions)
Better
0
50
Worse
100
Wholesale Clubs
Entertainment
Data Centers
Building Materials
Industrial
Home Improvement
Pet Supplies
Specialty Retail
Drug Stores
Medical Office
Manufacturing
Travel Plaza
Movie Theaters
Education
Home Furnishings
Grocery
Auto Parts
Sporting Goods
Dollar Stores
Auto Service
Auto Dealers
C-Stores
QSR
Casual Dining
Professional Services
General Merchandise
(ShopKo)
Office Supplies
Car Washes
Health and Fitness
Apparel
Consumer Electronics

Porter's 5 Forces includes competition, substitution, barriers to entry, supplier dynamic and buyer dynamic. Please refer to Michael E. Porter, "Competitive Strategy: Techniques for Analyzing Industries and Competitors"

Pg. 9

Spirit Industry Investments[1]

Spirit has several industries for future growth


Spirit's Real Estate Investment (Spirit's $ Investment within each category)
$660MM
$440MM
$220MM
Casual Dining
Movie Theaters
General Merchandise
QSR
Industrial
C-Stores
Drug Stores
Grocery
Medical Office
Health and Fitness
Home Furnishings
Specialty Retail
Automotive Service
Entertainment
Home Improvement
Education
Auto Dealers
Car Washes
Wholesale Clubs
Sporting Goods
Auto Parts
Dollar Stores
Discount Retailers
Data Centers
Office Supplies
Professional Services
Travel Plaza
Building Material
Apparel
Risk Adjusted Return Based On Spirit's Heat Map
Best Fit Line
Industries below the best fit line are areas in which Spirit intends to increase its investment

1: Excludes multi-tenants. Industries are for retail and office assets only. Industrial and data centers are shown at the asset level.

Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors.

Pg. 10

Spirit 2017 Acquisitions[1]

Spirit acquired $323 million of diversified assets at a 7.66% Initial Cash Yield


Represents $10 million investment
$660MM
$440MM
$220MM
Spirit's Real Estate Investment
(Spirit's $ Investment within each category)
Casual Dining
Movie Theaters
General Merchandise
C-Store
QSR
Industrial
Drug Stores
Grocery
Medical Office
Health and Fitness
Home Furnishings
Specialty Retail
Auto Service
Entertainment
Home Improvement
Education
Auto Dealers
Car Washes
Sporting Goods
Auto Parts
Office Supplies
Apparel
Dollar Stores
Discount Retailers
Professional Services
Travel Plaza
Wholesale
Data Centers
Risk Adjusted Return Based On Spirit's Heat Map

2017 ACQUISITIONS INCLUDE:

- Home Improvement: 3 Home Depots
- Data Centers: 2 IBM
- Industrial: 1 FedEx
- Entertainment: 1 CircusTrix, 1 Main Event, 2 Dave and Busters
- Grocery: 1 Cermak Fresh Market
- Movie Theaters: 1 Studio Movie Grill, 1 Cinemark.
- Wholesale Club: 1 BJ's Wholesale Club
- C-Store: 2 Petromark, 1 JAKG Petro, 3 White Oak
- Auto Service: 1 Caliber Collision, 5 Maaco Collision Repair
- Car Washes: 5 Zips Car Washes
- Restaurants–Quick Service: 4 Dairy Queen
- Specialty Retail: 1 Camping World
- Education: 1 Children's Network, 1 Children's Courtyard
- Restaurants - Casual Dining: 1 Sonny's BBQ.

1: Excludes multi-tenants. Industries are for retail and office assets only. Industrial and data centers are shown at the asset level.

Note: Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors.

Pg. 11

Spirit 2017 Dispositions[1]

Gross sales proceeds of $551 million, including $398 million Occupied Properties at a 7.11% Capitalization Rate



Represents $10 million sale price
$660MM
$440MM
$220MM
Spirit's Real Estate Investment
(Spirit's $ Investment within each category)
General Merchandise
Casual Dining
Movie Theaters
C-Stores
QSR
Industrial
Drug Stores
Grocery
Medical Office
Health and Fitness
Home Furnishings
Specialty Retail
Automotive Service
Entertainment
Home Improvement
Education
Auto Dealers
Car Washes
Wholesale Clubs
Sporting Goods
Auto Parts
Apparel
Office Supplies
Dollar Stores
Data Centers
Professional Services
Travel Plaza
Building Materials
Risk Adjusted Return Based On Spirit's Heat Map

2017 DISPOSITIONS INCLUDE:

- General Merchandise: $71.4 MM
- Drug Stores/Pharmacies: $57.3 M
- Grocery: $57.7 MM
- Industrial: $42.1 MM
- Specialty Retail: $35.4 MM
- Building Materials: $29.8 MM
- Restaurants – Quick Service: $18.9 MM
- Restaurants – Casual Dining: $19.2 MM
- Dollar Stores: $12.4 MM
- Other: $14.3 MM
- Health & Fitness: $7.8 MM
- Home Improvement: $8.1 MM
- Automotive Service: $7.1 MM
- Home Furnishings: $6.1 MM
- Education: $4.6 MM
- Office Supplies: $2.6 MM
- Convenience Stores: $2.0 MM
- Car Washes: $0.7 MM
- Vacant:$153.7 MM (105 total)

1: Excludes multi-tenants. Industries are for retail and office assets only. Industrial and data centers are shown at the asset level.

Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors.

Pg. 12

Pg. 13 Process Improvements Operations • Midland Servicing Transferred In- House • Asset Management Realignment • Credit Monitoring Process Reengineered • Enhanced Tax & Insurance Surveillance • Enhanced Customer Onboarding • Implementation of Tenant Portal Finance & Accounting • Implemented Flash Report • Lease Administration Transitioned to Property Accounting • Collaborative Tenant Review • Enhanced Rent Monitoring • Cash Automation Project Underway Legal • Strengthened Agreements & Forms (Risk Mitigation) • Enhanced Insurance Risk & Surveillance • EDMS Implementation Underway Technology Acquisitions • IT Optimization Project Underway • MRI Data Validation Underway • Growing Direct Sale- Leaseback with a Focus on Existing Tenants • Streamlined Pipeline Process • Enhanced Marketing • Team Realignment

Illustrative Post Spin-Off SRC

Pg. 15 What Defines Success for SRC Competitive cost of capital Better balance sheet to grow into Liquidity to execute plan forward Optimize industry and portfolio mix Moving Forward Execute on Operation Processes, Implement Investment / Disposition Strategy and Be Reliable Remove / “Firewall” Structural Impediments • ShopKo • Master Trust A

Pg. 16 Pg. 16 .  Creating The Fortress REIT Solid balance sheet with a strong tenant roster Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors. Note: 4-Wall coverage numbers exclude all manufacturing tenants.

Illustrative Post Spin-Off Industry Investments[1]

Spirit is targeting several industries for future growth



$540MM
$360MM
$180MM
Spirit's Real Estate Investment (Spirit's $ Investment within each category)
C-Stores
Drug Stores
QSR
Industrial
Movie Theaters
Casual Dining
Grocery
Health and Fitness
Home Improvement
Medical Office
Home Furnishings
Automotive Service
Entertainment
Specialty Retail
Car Washes
Wholesale Clubs
Dollar Stores
Sporting Goods
Auto Parts
Education
Auto Dealers
Discount Retailers
Data Centers
Office Supplies
Travel Plaza
Building Material
Best Fit Line
Risk Adjusted Return Based On Spirit's Heat Map

Industries below the best fit line are areas in which Spirit intends to increase its investment

1: Excludes multi-tenants. Industries are for retail and office assets only. Industrial and data centers are shown at the asset level.

Note: Pro Forma for Proposed spin-off as of 12/31/17.

Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors.

Pg. 17

Pg. 18 Pg. 18 .  0 5 10 15 20 25 30 35 7 7 9 1 1 0 5 1 1 9 1 3 3 1 4 7 1 6 1 1 7 5 1 8 9 2 0 3 2 1 7 2 3 1 2 4 5 2 5 9 2 7 3 2 8 7 3 0 1 3 1 5 3 2 9 3 4 3 3 5 7 3 7 1 3 8 5 3 9 9 4 1 3 4 2 7 4 4 1 4 5 5 4 6 9 4 8 3 4 9 7 5 1 1 5 2 5 5 3 9 5 5 3 5 6 7 5 8 1 5 9 5 6 0 9 6 2 3 6 3 7 6 5 1 6 6 5 6 7 9 6 9 3 7 0 7 7 2 1 7 3 5 7 4 9 7 6 3 7 7 7 7 9 1 8 0 5 8 1 9 8 3 3 8 4 7 8 6 1 8 7 5 Post Spin-Off Spirit has a similar distribution in real estate quality Post Spin-Off SRC Property Ranking Score N u m b e r o f P r o p e r t i e s Criteria Pre-OH Unit FCC Pre-OH Master Lease FCC Corporate FCC Lease Term Lease Type Demographic Income Demographic Population Dark Rent Rent Bumps Real Estate Geography Size Industry 1: Property Rankings are only for single tenant occupied properties. 2: Includes 1,500 single tenant occupied properties ranked as of December 31, 2017. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations. All data as 12/31/17. Post Spin-Off SRC 150 Properties 1,125 Properties 225 Properties Illustrative Post Spin-Off SRC Portfolio Ranking1,2

Pg. 19 Illustrative Post Spin-Off SRC 5-Mile Demographic Area Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors. Entertainment Education Auto DealersHealth & Fitness Building/Home Improvement Movie Theaters Home FurnishingsGrocery Sporting Goods Car WashesOther Auto Service Casual Dining Medical/OfficeDrug Stores Auto Parts C-Stores QSRGeneral Merchandise Dollar Store 40,000 50,000 60,000 70,000 80,000 0 50,000 100,000 150,000 200,000 250,000 300,000 M e d i a n H H I n c o m e ( $ ) Population Target demographics supporting the underlying tenants

Same Store Performance — Illustrative Post Spin-Off SRC

Same Store Results	
# of Props	1,339
SQ FT	20,212
Contractual Cash Rent	
Q4 2017	$ 74,779
Q4 2016	$ 73,313
Increase (in dollars)	$ 1,466
Increase (percent)	2.0 %

	Quarter Ended			% Change	% of Total Industry	% Change from
Industry	12/31/2017	12/31/2016	Net Change	By Industry	Contribution	Prior Year
Retail	$ 66,273	$ 64,912	$ 1,361	2.1 %	88.6 %	1.9 %
Industrial	4,745	4,698	47	1.0 %	6.4 %	0.1 %
Office	3,761	3,703	58	1.6 %	5.0 %	0.1 %
TOTAL	$ 74,779	$ 73,313	$ 1,466	2.0 %	100.0 %	2.0 %

Same Store Pool Defined

For purposes of determining the same store rent property pool from which we measure same store rent changes, we include all properties owned throughout the entire measurement period in both the current and prior quarter, excluding multi-tenant properties and any properties that were vacant or relet at any point during the measurement period.



10 MINUTE OIL CHANGE
EXPRESS OIL CHANGE
TIRE ENGINEERS
SAME DAY MECHANICAL

	Quarter Ended			% Change	% of Total Industry	% Change from
Industry	12/31/2017	12/31/2016	Net Chang	By Industry	Contribution	Prior Year
Movie Theatres	$ 4,689	$ 4,027	$ 662	16.4 %	6.3 %	0.9 %
Consumer Electronics	754	589	165	28.0 %	1.0 %	0.2 %
General Merchandise	838	945	(107)	(11.3)%	1.1 %	(0.1)%
Medical / Other Office	3,380	3,276	104	3.2 %	4.5 %	0.1 %
Restaurants - Quick Service	6,731	6,652	79	1.2 %	9.0 %	0.1 %
Restaurants - Casual Dining	4,755	4,677	78	1.7 %	6.4 %	0.1 %
Convenience Stores	9,697	9,632	65	0.7 %	13.0 %	0.1 %
Drug Stores / Pharmacies	6,400	6,338	62	1.0 %	8.5 %	0.1 %
Remainder	37,535	37,177	358	1.0 %	50.2 %	0.5 %
TOTAL	$ 74,779	$ 73,313	$ 1,466	2.0 %	100.0 %	2.0 %

1: Contractual Cash Rent excludes accrued percentage rents.
2: Same store performance represents the period-to-period change in contractual rent and percentage rents received, net of reserves for properties included within the defined pool.

Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors.

Pg. 20

Pg. 21 Occupancy Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors. 98.9% 98.7% 98.2% 98.4% 98.3% 98.7% 98.5% 98.6% 98.7% 98.3% 98.4% 98.2% 97.7% 97.9% 99.1% 99.2% 99.3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1‐14 Q2‐14 Q3‐14 Q4‐14 Q1‐15 Q2‐15 Q3‐15 Q4‐15 Q1‐16 Q2‐16 Q3‐16 Q4‐16 Q1‐17 Q2‐17 Q3‐17 Q4‐17 Post Spin‐ Off Spirit Historical Occupancy Rates By Property—Current SRC By Property—Illustrative Post Spin‐Off SRC Occupied 2,373 Occupied 1,463 Vacant 19 Vacant 11 Total Owned Properties 2,392 Total Owned Properties 1,474 Occupancy Rate 99.2 % Occupancy Rate 99.3%

Pg. 22 Pg. 22 .  Illustrative Post Spin-Off Spirit Portfolio¹ Service focus with larger concentration in investment grade tenants $4.9 Billion Real Estate Investment $365 million Contractual Rents 65% Contractual Fixed 20% CPI-Related 15% Flat2 Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors. 1: Pro forma for proposed spin-off as of 12/31/17. Industry categorization excludes multi-tenant properties. 2: By % of Contractual Rent. Includes Contractual Fixed Increase and CPI Related Increase. 3: Actual investment grade of 23%. 1,474 Owned Properties, 75% NNN Leases² 45% Investment Grade Equivalent, 253 Tenants3

Illustrative Post Spin-Off SRC Top 15%[1]

Properties by industry (17% of single site Contractual Rent)

Properties characterized by: stronger demographics, lease structure, longer lease duration, real estate and lower rents



Home Furnishings, 5 %
Data Center, 5 %
Movie Theatres, 4 %
Restaurants - Casual Dining, 4 %
Convenience Stores, 3 %
Medical Office, 3 %
Automotive dealers, 2 %
Education, 2 %
Automotive Service, 2 %
Car Washes, 2 %
Other, 5 %
Entertainment, 15 %
Grocery, 12 %
Industrial, 9 %
Restaurants - Quick Service, 8 %
Health and Fitness, 7 %
Home Improvement, 7 %
Wholesale Clubs, 6 %

Includes 225 Single Tenant Properties; Median Score: 657

Top 10 Tenants
Main Event Entertainment
BJ's Wholesale Club, Inc.
Smart & Final, LLC
At Home Holding III Inc.
FedEx Ground Package System, Inc.
Home Depot U.S.A., Inc.
International Business Machine Corp
CircusTrix Holdings, LLC.
Cajun Global LLC
Defined Fitness, Inc.

W.A. Real Estate Score
2.3

W.A. 5-Mile HH Income
$62,898

W.A. 5-Mile Population
217,429

W.A. Lease Term
12.5 yrs

1: Spirit Property Ranking. Data as of 12/31/17, excludes vacant and multi-tenant properties.

Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations. All data as 12/31/17.

Pg. 23

Illustrative Post Spin-Off SRC Steady Eddy[1]

Properties by industry (76% of single site Contractual Rent)

Assets characterized by: good demographics, mix with or without lease structure, shorter lease duration, good real estate and generally inline market rents



Health and Fitness, 5 %
Grocery, 4 %
Automotive Service, 3 %
Home Improvement, 3 %
Car Washes, 3 %
Specialty Retail, 3 %
Home Furnishings, 2 %
Sporting Goods, 2 %
Education, 2 %
Automotive parts, 2 %
Wholesale Clubs, 2 %
Automotive dealers, 1 %
Other, 8 %
Convenience Stores, 13 %
Restaurants - Quick Service, 9 %
Restaurants - Casual Dining, 9 %
Drug Stores / Pharmacies, 9 %
Industrial, 8 %
Movie Theatres, 7 %
Medical Office, 4 %

Includes 1,125 Single Tenant Properties; Median Score: 453

Top 10 Tenants
Cajun Global LLC
Alimentation Couche-Tard, Inc.
Walgreen Co.
CVS Caremark Corporation
Ferguson Enterprises, Inc.
Apple New Mexico, LLC
Fitness International, LLC
PetSmart, Inc.
Sportsman's Warehouse Holdings, Inc.
Car Wash Partners, Inc.

W.A. Real Estate Score
2.9

W.A. 5-Mile HH Income
$57,389

W.A. 5-Mile Population
129,067

W.A. Lease Term
9.7 yrs

1: Spirit Property Ranking. Data as of 12/31/17, excludes vacant and multi-tenant properties.

Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations. All data as 12/31/17.

Pg. 24

Bottom 10% Illustrative Post Spin-Off SRC[1]

Properties by industry (7% of single site Contractual Rent)

Assets ranking predominantly due to lease duration, however, we expect this to improve as leases are renegotiated



Restaurants - Casual Dining, 9 %
Automotive parts, 7 %
Restaurants - Quick Service, 6 %
Grocery, 5 %
Medical Office, 4 %
Professional Services, 3 %
Home Furnishings, 2 %
Other, 1 %
Specialty Retail, 15 %
Convenience Stores, 14 %
Drug Stores / Pharmacies, 14 %
Dollar Stores, 11 %
Office Supplies, 9 %

Includes 150 Single Tenant Properties; Median Score: 221

Top 10 Tenants
Tractor Supply Company
Dollar General Corporation
Walgreen Co.
Advance Auto Parts, Inc
Office Depot, Inc
Cracker Barrel Old Country Store, Inc.
Irving Oil Marketing, Inc.
Bell Indiana, LLC
Staples, Inc.
Convergys Corporation

W.A. Real Estate Score
3.7

W.A. 5-Mile HH Income
$45,413

W.A. 5-Mile Population
45,581

W.A. Lease Term
6.2 yrs

1: Spirit Property Ranking. Data as of 12/31/17, excludes vacant and multi-tenant properties.

Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations. All data as 12/31/17.

Pg. 25

SMTA Maximizing Collateral of MTA

Pg. 27 SMTA Mission Statement Increasing the asset base and quality of the collateral in Master Trust A by: (a) monetization and capital recycling of Shopko leased stores, (b) select Shopko redevelopments, and (c) select Shopko outparcel QSRs and casual dining development in the first 24 months post spin-off Master Trust A will provide long term financing by redeploying proceeds from Shopko dispositions consistent with our Heat Map and Property Rankings − Provide stability for Spirit Master Trust to execute its mission statement in first 24 months post transaction − Strong operational results and continued sponsorship of ABS program −Optimal execution of Shopko disposition strategy and reinvestment strategy − Provide Spirit Master Trust optionality to consider alternatives What are we solving for?

Pg. 28 Pg. 28 .  Overview of Master Trust A Master Trust A represents approximately 30% of the total net lease ABS debt outstanding Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors. 1, MTA $1.9BN, STOR has $1.7BN; CARS has $2.2BN; SCMT has $0.5BN.  MTA was established in 2005 and has approximately $2 billion in outstanding non-recourse debt and collateral of $2.6 billion  MTA has a long and established track record since its inception in 2005  MTA has proven ability to raise notes having raised $510 million in November of 2014 and $674 million in December of 2017  Spirit 2017-1 issuance was the largest ever net lease ABS transaction and was extremely well received by ABS investors (weighted average cost of debt at 4.58%)  Efficient leverage with 75% LTV capacity through BBB rating  MTA is highly diversified with over 800 properties with a focus on service retail (75%) with strong coverage

Pg. 29 Significant unencumbered equity providing fuel for future growth utilizing leverage Illustrative SMTA Sum of the Parts • The value is in Master Trust A and making Master Trust A bigger • SMTA benefits from ability to raise secured debt at attractive rates • Maximize value of Shopko and Workout Assets to provide fuel for future Master Trust A issuances 2: As of December 31, 2017 the estimated Net Book Value of unencumbered assets include: a) Shopko assets at $336 million (pro forma for anticipated dispositions), b) Workout Assets at $106 million and c) $35 million Shopko note. No assurance can be given that estimated net book value will be achieved in any eventual disposition of these assets. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations. 1: Shopko contractual rents are adjusted to reflect sales completed in the fourth quarter of 2017 and anticipated to be completed in the first quarter of 2018.

Pg. 30 Pg. 30 .  Illustrative Master Trust A Portfolio¹ Highly diversified portfolio with master leases, coverage and service focused $2.6 Billion in Collateral Value $175 million Contractual Rents 53% Under Master Leases or Master Mortgages Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors. 827 Owned Properties, 95% NNN Leases² 6.75% Appraised Value with 75% LTV at 4.58% Interest 1: Pro forma for proposed spin-off as of 12/31/17. Industry categorization excludes multi-tenant properties. 2: By % of Contractual Rent. Includes Contractual Fixed Increase and CPI Related Increase.

Pg. 31 Pg. 31 .  Shopko Resolution Go To Market Strategy Efficient disposition of Shopko stores is paramount for growing Master Trust A Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors. Enhanced marketing through brokerage network  Increase number of listing brokers from current four to ten, approximately 40 assets leased to Shopko on the market  Reduce number of properties with each broker to ~2-4 (better ability to focus marketing efforts)  Enhanced commission; additional 50 bps for co-broke payout Seller financing  Staple financing  60% LTV, 5-7 year term; floating rate based on LIBOR  No prepayment penalty  True sale treatment  Structured for ability to liquidate  Borrower(s) could reduce rent by more than 50% before falling below 1.0X coverage Portfolio opportunities  Concerted outreach to targeted principals Selecting properties to sell; meets at least one of the following  Low Property Rank and/or Real Estate Score (>3)  Less defined development opportunity  Improves the master lease coverage of the portfolio

Pg. 32 Risk Adjusted Return Based On Spirit’s Heat Map Illustrative SMTA Industry Investment1 General Merchandise (Shopko) $560MM QSR Movie Theaters Casual Dining Grocery Automotive Service Drug Stores Medical Office Education Health and Fitness Entertainment Specialty Retail Auto Dealers Industrial Professional Services Spirit is targeting several industries for future growth Best Fit Line Note: Pro Forma for Proposed Spin-Off as of 12/31/17. Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations and the first slide of this presentations for a disclosure regarding Forward-Looking Statements and Risk Factors. Car Washes Sporting Goods $360MM $240MM $120MM 1: Excludes multi-tenants. Industries are for retail and office assets only. Industrial and data centers are shown at the asset level. Industrial for SMTA includes the $123 million in Real Estate investment for the Academy Sports distribution center in Katy, Texas. Home Furnishings Spirit’s Real Estate Investment (Spirit’s $ Investment within each category) Industries below the best fit line are areas in which Spirit intends to increase its investment

Illustrative SMTA Top 15%[1]

Properties by industry (10% of single site Contractual Rent)

Properties characterized by: stronger demographics, lease structure, longer lease duration, real estate and lower rents



Automotive Service, 9 %
Industrial, 8 %
General Merchandise, 8 %
Medical Office, 6 %
Automotive dealers, 5 %
Health and Fitness, 4 %
Grocery, 3 %
Professional Services, 1 %
Restaurants - Casual Dining, 27 %
Restaurants - Quick Service, 15 %
Entertainment, 14 %

Includes 137 Single Tenant Properties; Median Score: 653

Top 10 Tenants
Norms Restaurant, LLC
Big Al's Holding Company
Specialty Retail Shops Holding Corp.
Uncle Ed's Oil Shoppes, Inc.
Heartland Dental Holdings, Inc.
HHI Formtech, LLC
Martin's Restaurant Systems Inc
Carmax, Inc
Aurora Fresh Market, Inc.
HR Group Holdings, LLC

W.A. Real Estate Score
2.2

W.A. 5-Mile HH Income
$61,652

W.A. 5-Mile Population
268,391

W.A. Lease Term
13.2 yrs

1: Spirit Property Ranking. Data as of 12/31/17, excludes vacant and multi-tenant properties.

Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations. All data as 12/31/17.

Pg. 33

Illustrative SMTA Steady Eddy[1]

Properties by industry (84% of single site Contractual Rent)

Assets characterized by: good demographics, mix with or without lease structure, shorter lease duration, good real estate and generally inline market rents



Restaurants - Quick Service 8%
Medical Office 6%
Specialty Retail 5%
Education 5%
Home Furnishings 4%
Grocery 4%
Automotive dealers 3%
Health and Fitness 3%
Automotive Service 3%
Entertainment 2%
Travel Plaza 2%
Car Washes 1%
Other 2%
General Merchandise 19%
Movie Theatres 12%
Restaurants - Casual Dining 11%
Industrial 10%

Includes 686 Single Tenant Properties; Median Score: 437

Top 10 Tenants
Specialty Retail Shops Holding Corp.
Academy, LTD.
Carmike Cinemas, Inc
Universal Pool Co., Inc.
Creme De La Creme, Inc.
Goodrich Quality Theatres
Casual Male Retail Group Inc
E&H Family Group, Inc.
Carmax, Inc
Regal Entertainment Group

W.A. Real Estate Score
3.1

W.A. 5-Mile HH Income
$60,529

W.A. 5-Mile Population
133,425

W.A. Lease Term
10.2 yrs

1: Spirit Property Ranking. Data as of 12/31/17, excludes vacant and multi-tenant properties.
Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations. All data as 12/31/17.

Pg. 34

Illustrative SMTA Bottom 10%[1]

Properties by industry (6% of single site Contractual Rent)

Assets ranking predominantly due to lease duration, however, we expect this to improve as leases are renegotiated



Restaurants - Quick Service 8%
Home Furnishings 7%
Restaurants - Casual Dining 15%
Drug Stores / Pharmacies 7%
Education 6%
Movie Theatres 4%
Automotive dealers 2%
Dollar Stores 1%
Specialty Retail 1%
Other 1%
General Merchandise 48%

Includes 91 Single Tenant Properties; Median Score: 207

Top 10 Tenants
Specialty Retail Shops Holding Corp.
Raymours Furniture Company, Inc.
Columbus Preparatory Academy, Inc.
Regal Entertainment Group
Rite Aid Corp
Unique Ventures Group LLC
NPC Restaurant Holdings, LLC
Baby Jack II Automotive
Walgreen Co.
Famous Dave's Of America

W.A. Real Estate Score
4.2

W.A. 5-Mile HH Income
$47,578

W.A. 5-Mile Population
42,129

W.A. Lease Term
8.1 yrs

1: Spirit Property Ranking. Data as of 12/31/17, excludes vacant and multi-tenant properties.

Please see Appendix at the back of this presentation for Reporting Definitions, Explanations and Non-GAAP Reconciliations. All data as 12/31/17.

Pg. 35

Pg. 36 Appendix Reporting Definitions, Explanations and Non-GAAP Reconciliations

Pg. 37 Reporting Definitions and Explanations Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (NAREIT). FFO represents net income (loss) attributable to common stockholders (computed in accordance with GAAP), excluding real estate- related depreciation and amortization, impairment charges and net (gains) losses from property dispositions. FFO is a supplemental non-GAAP financial measure. We use FFO as a supplemental performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate-related depreciation and amortization, gains and losses from property dispositions and impairment charges, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of equity REITs, FFO will be used by investors as a basis to compare our operating performance with that of other equity REITs. However, because FFO excludes depreciation and amortization and does not capture the changes in the value of our properties that result from use or market conditions, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. In addition, other equity REITs may not calculate FFO as we do, and, accordingly, our FFO may not be comparable to such other equity REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income (loss) attributable to common stockholders as a measure of our performance. AFFO is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. We adjust FFO to eliminate the impact of certain items that we believe are not indicative of our core operating performance, including restructuring and divestiture costs, other G&A costs associated with relocation of the Company's headquarters, transactions costs associated with our proposed spin-off, default interest and fees on non-recourse mortgage indebtedness, debt extinguishment gains (losses), transaction costs incurred in connection with the acquisition of real estate investments subject to existing leases and certain non-cash items. These certain non-cash items include non-cash revenues (comprised of straight-line rents, amortization of above and below market rent on our leases, amortization of lease incentives, amortization of net premium (discount) on loans receivable, provision for bad debts and amortization of capitalized lease transaction costs), non-cash interest expense (comprised of amortization of deferred financing costs and amortization of net debt discount/premium) and non-cash compensation expense (stock-based compensation expense). In addition, other equity REITs may not calculate AFFO as we do, and, accordingly, our AFFO may not be comparable to such other equity REITs’ AFFO. AFFO does not represent cash generated from operating activities determined in accordance with GAAP, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income (determined in accordance with GAAP) as a performance measure. Adjusted EBITDA represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income (loss) attributable to common stockholders for real estate acquisition costs, impairment losses, gains/losses from the sale of real estate and debt transactions and other items that we do not consider to be indicative of our on-going operating performance. We focus our business plans to enable us to sustain increasing shareholder value. Accordingly, we believe that excluding these items, which are not key drivers of our investment decisions and may cause short-term fluctuations in net income, provides a useful supplemental measure to investors and analysts in assessing the net earnings contribution of our real estate portfolio. Because these measures do not represent net income (loss) that is computed in accordance with GAAP, they should not be considered alternatives to net income (loss) or as an indicator of financial performance. A reconciliation of net income (loss) attributable to common stockholders (computed in accordance with GAAP) to EBITDA and Adjusted EBITDA is included in the Appendix found at the end of this presentation. Adjusted Debt represents interest bearing debt (reported in accordance with GAAP) adjusted to exclude unamortized debt discount/premium, deferred financing costs, cash and cash equivalents and cash reserves on deposit with lenders as additional security. By excluding these amounts, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. We believe this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding our financial condition. A reconciliation of interest bearing debt (reported in accordance with GAAP) to Adjusted Debt is included in the Appendix found at the end of this presentation. Annualized Adjusted EBITDA is calculated by multiplying Adjusted EBITDA of a quarter by four. Our computation of Adjusted EBITDA and Annualized Adjusted EBITDA may differ from the methodology used by other equity REITs to calculate these measures and, therefore, may not be comparable to such other REITs. A reconciliation of Annualized Adjusted EBITDA is included in the Appendix found at the end of this presentation. Adjusted Debt to Annualized Adjusted EBITDA is a supplemental non-GAAP financial measure we use to evaluate the level of borrowed capital being used to increase the potential return of our real estate investments and a proxy for a measure we believe is used by many lenders and ratings agencies to evaluate our ability to repay and service our debt obligations over time. We believe this ratio is a beneficial disclosure to investors as a supplemental means of evaluating our ability to meet obligations senior to those of our equity holders. Our computation of this ratio may differ from the methodology used by other equity REITs and, therefore, may not be comparable to such other REITs.

Pg. 38 Reporting Definitions and Explanations Capitalization Rate represents the Annualized Cash Rents on the date of a property disposition divided by the gross sales price. For Multi-Tenant properties, non-reimbursable property costs are deducted from the Annualized Cash Rents prior to computing the disposition Capitalization Rate. Collateral Value equal to the most recent third party appraised value unless it is a mortgage where it is equal to the remaining principal balance and treats cash as 1:1 collateral. MTA collateral was appraised on August 1, 2017 and CMBS asset was appraised on November 30, 2017. Contractual Rent represents monthly contractual cash rent and earned income from direct financing leases, excluding percentage rents, from our Owned Properties recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. We use Contractual Rent when calculating certain metrics that are useful to evaluate portfolio credit, asset type, industry and geographic diversity and to manage risk. GAAP Generally Accepted Accounting Principles in the United States. Gross Assets is defined as Total Assets plus Accumulated Depreciation and Amortization. Gross Investment represents the gross acquisition cost including the contracted purchase price and related capitalized transaction costs. Initial Cash Yield from properties is calculated by dividing the first twelve months of contractual cash rent (excluding any future rent escalations provided subsequently in the lease and percentage rent) by the Gross Investment in the related properties. Initial Cash Yield is a measure (expressed as a percentage) of the contractual cash rent expected to be earned on an acquired property in the first year. Because it excludes any future rent increases or additional rent that may be contractually provided for in the lease, as well as any other income or fees that may be earned from lease modifications or asset dispositions, Initial Cash Yield does not represent the annualized investment rate of return of our acquired properties. Additionally, actual contractual cash rent earned from the properties acquired may differ from the Initial Cash Yield based on other factors, including difficulties collecting anticipated rental revenues and unanticipated expenses at these properties that we cannot pass on to tenants, as well as the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2017. Occupancy is calculated by dividing the number of economically yielding Owned Properties in the portfolio as of the measurement date by the number of total Owned Properties on said date. Spirit Heat Map is an analysis of potential tenant industries across Porter’s Five Forces and technological disruption to identify tenant industries which have good fundamentals for future performance. MTA refers to the net-lease mortgage notes issued under the Spirit Master Funding Program and the securitization trusts established thereunder. Indirect special purpose entity subsidiaries of the Company are the borrowers. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC. Net Book Value represents the Real Estate Investment value net of accumulated depreciation. Real Estate Investment represents the Gross Investment plus improvements less impairment charges. .